SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) March 31, 1998


                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-1
             (Exact name of registrant as specified in its charter)


       NEW YORK                    333-39505-02         APPLICATION PENDING
(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                 File Number)             ID Number)


3811 WEST CHARLESTON BOULEVARD, SUITE 104, LAS VEGAS, NEVADA         89102
 (Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
 including area code:                                          (702) 822-5836


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

     ContiSecurities Asset Funding Corp. registered issuance of up to $6,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39505) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1998-1 (the "Registrant" or the "Trust") issued $1,700,000,000 in aggregate principal amount of its Home Equity Pass- Through Certificates, Series 1998-1 (the "Certificates"), on March 26, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     Certain certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of March 1, 1998, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 Certificates and Class A-10 IO Certificates (the "Class A Certificates"), the Class B Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates"), the Class R Certificates (the "Class R Certificates"), the Class R-I Certificates (the "Class R-I Certificates"), and the Class R-II Certificates (the "Class R-II Certificates" and together with the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class R Certificates and Class R-I Certificates, the "Certificates"). The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-10 IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as follows: Class A-1, 5.64704%; Class A-2, 6.18%; Class A-3, 6.22%; Class A-4, 6.28%; Class A-5, 6.43%, Class A-6, 6.58%; Class
A-7, 6.87%; Class A-8, Class A-9, and Class A-10 IO as defined in the Pooling and Servicing Agreement. The Pass-Through Rate for the Class B Certificate is 7.86%. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $103,075,000; Class A-2, $340,466,000; Class A-3,
$369,608,000; Class A-4, $126,682,000; Class A-5, $121,211,000; Class A-6,
$80,668,000; Class A-7, $110,471,000; Class A-8, $218,675,000; Class A-9,
$171,344,000; Class B, $57,800,000. The Class A-10 IO Certificate is interest only and has no Certificate Principal Balance.

     As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated December 16, 1997 and the Prospectus Supplement dated March 5, 1998 filed pursuant to Rule 424(b)(5) of the Act on March 20, 1998.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         4.1 Underwriting Agreement dated March 5, 1998 among ContiSecurities Asset Funding Corp., Bear, Stearns & Co. Inc., ContiMortgage Corporation and ContiWest Corporation.

         4.2 Pooling and Servicing Agreement dated as of March 1, 1998, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CONTISECURITIES ASSET FUNDING CORP.


                                    By: /s/ SHINGMIN LAI
                                        Name:  Shingmin Lai
                                        Title: Authorized Signatory



Dated: March 31, 1998

                                  EXHIBIT INDEX

EXHIBIT                                                                 PAGE


4.1 Underwriting Agreement dated March 5, 1998 among ContiSecurities Asset Funding Corp., Bear, Stearns & Co. Inc., ContiMortgage Corporation and ContiWest Corporation.

4.2 Pooling and Servicing Agreement dated as of March 1, 1998, among ContiSecurities Asset Funding Corp., as the depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as a Trustee.